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                                                                   Exhibit 23(c)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 15, 1993 included in the Company's December 31, 1994 Form 10-K and to all references to our firm included in this Registration Statement.




                                        /S/ MILLER RAY HEALEY & HOUSER


                                        MILLER RAY HEALEY & HOUSER





Atlanta, Georgia
May 1, 1995